





Dresser-Rand Group Inc. (NYSE: DRC)
Guascor Group Potential Acquisition
March 7, 2011 Conference Call



GrupoGuascor

DRESSER-RAND.

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as "may", "might", "should", "expect", "plan", "anticipate", "believe", "estimate", "appear", "outlook", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company's filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

DRESSER-RAND.

Guascor Group (GG) - Outstanding Strategic Fit & Compelling Financial Opportunity

- **Consistent with Strategy presented at 11/11/2010 Investor/Analyst Day**
  - GG gas and diesel engine technology can:
    - Enhance DRC product portfolio for traditional oil and gas markets
    - Extend aftermarket opportunity to installed base of GG engines
    - Increase DRC product sales through GG's market channels
  - Consistent business models – smooth integration
- **Accelerates projected 5 year financial results by approximately 1 year – starting in 2012**
  - Enterprise value ~ $690 million including assumption of $172 million net debt
  - Significant synergies ~ $30 million operating income run rate by year 3 after closing
  - Immediately accretive – at least $0.05 and $0.40 per share expected in 2011 and 2012, respectively
  - Plan to close transaction in 2Q11 subject to closing conditions which may not be satisfactorily obtained

GG - Overview

- Private industrial company founded 1966
- Headquarters Vitoria-Gasteiz, Spain
- ~1,300 employees
- Customized energy solutions based upon reciprocating engine based power systems and renewable energy
- Estimated 2010 revenues and adjusted EBITDA ~ $413 million and $65 million, respectively
- Three Lines of Business:
  - **Power Systems**: Engine business comprising industrial applications principally for power generation solutions
  - **Energy Assets and O&M Services**: Ownership, operation and maintenance of energy plants
  - **Renewables**: Active in project development for solar based power generation solutions. NOT a manufacturer of solar components



2010 Estimated Revenues by Business
Power Systems (Engine & Parts) $153
Energy Assets / O&M Services $202
Renewables $58
Engines based revenues > 90%
Renewables based revenues < 10%

DRESSER-RAND.

Power Systems - Engine Business

- Power Generation applications inclusive of aftermarket activity (parts, repairs and service) – distributed generation and turnkey solutions
- Engine line includes gas, liquid and dual fuel capability
- Product portfolio up to 1.5MW
- Distributed generation, Rural/off-grid electrification, and turnkey solutions (strong in Latin America, Africa & Asia)
- Engine sales can be grown for power generation and compressor drive applications in Oil & Gas using DRC market and service channels

Business has significant growth opportunities

Energy Assets and O&M Services

- **Energy Assets:**
  - Ownership, operation and maintenance of energy plants using GG technology - 300MW under ownership
  - Enables a full understanding of the operational behavior of key equipment and systems
  - Provides a continuous feedback loop into design enhancements for equipment, spare parts & services
- **Operating & Maintenance (O&M) Services:**
  - Third party plant operations and maintenance comprising engine, wind & solar farm installations
  - Anti-cyclical: recurring revenues secured by long-term contracts

O&M Services a focal point for growth in DRC Aftermarket with long term, recurring revenue characteristic

Renewables Business

- **Solar:** Active system integrator in the renewables power market
- **Distributed Generation:** targets remote area needs as a complement to Power Systems business
- Uses solar as a power source to provide isolated areas with electrification, water purification & pumping, through hybrid systems and mini-grid networks
- DRC intends to leverage the significant project development capabilities from this business to develop Concentrated Solar Power projects requiring DRC steam turbines
- Success in Latin America and Africa reinforces GG's strengthening position as a distributed generation solution provider

Anticipate Significant growth for DRC Steam Turbines using Guascor project development capabilities and market channels

Strategic Fit

DRESSER-RAND.

Leveraging Product Platforms Across Energy Infrastructure Markets

From 11/11/2010 Investor/Analyst presentation

Product Technology Platforms

	Oil and Gas Market				Environmental Market					
	U/S	M/S	D/S	EOR	CHP	Bio Mass	CSP	WTE	CAES	CCS
Centrifugal	X	X	X	X					X	X
Reciprocating	X	X	X	X	X			X		
Axial			X						X	
DATUM I & ICS	X	X	X	X						X
Ramgen			X	X						X
Gas Turbines	X	X	X	X	X			X		
Steam Turbines	X		X		X	X	X	X		
Expanders			X						X	
Controls	X	X	X	X	X	X	X	X	X	X
Rotary Separators	X	X	X	X						X

Key

U/S: Upstream
M/S: Midstream
D/S: Downstream
EOR: Enhanced Oil Recovery
CHP: Combined Heat & Power
CSP: Concentrated Solar Power
WTE: Waste to Energy
CAES: Compressed Air Energy Storage
CCS: Carbon Capture & Storage

100 % product technology overlap

DRESSER-RAND.

Leveraging Product Platforms Across Energy Infrastructure Markets

Product Technology Platforms

Enhanced w/ GG (arrow pointing to the Engines row)

	Oil & Gas Market				Environmental Market					
	U/S	M/S	D/S	EOR	CHP	Bio-mass	CSP	WTE	CAES	CCS
Centrifugal	√	√	√	√					√	√
Reciprocating	√	√	√	√	√			√		
Axial			√						√	
DATUM I & ICS	√	√	√	√						√
Engines	√	√	√	√	√	√		√		
Ramgen			√	√						√
Gas Turbines	√	√	√	√	√			√		
Steam Turbines	√		√		√	√	√	√		
Expanders			√						√	
Controls	√	√	√	√	√	√	√	√	√	√
Rotary Separators	√	√	√	√						√



Key:

- *U/S:* Upstream
- *M/S:* Midstream
- *D/S:* Downstream
- *EOR:* Enhanced Oil Recovery
- *CHP:* Combined Heat & Power
- *CSP:* Concentrated Solar Power
- *WTE:* Waste to Energy
- *CAES:* Compressed Air/Energy Storage
- *CCS:* Carbon Capture & Storage

100% Product Technology Overlap

DRESSER-RAND

D-R's Organization Alignment

From 11/11/2010 Investor/Analyst presentation

- Two market-based Client Facing groups
  - Oil & Gas
  - Environmental Solutions ← Enhanced w/ GG
  - Focus on the unique requirements of each segment with a Value Selling approach
- One product technology support organization
  - Singular organizational template – worldwide and across all product technology platforms
  - Common governance and singular business processes

Business resource alignment robust and singular execution worldwide

DRESSER-RAND.

Guascor Footprint - Commercial & Operational



Area of Influence (*)
GG Commercial HQ
Branches
Power Distributors, Agents, Packagers
Renewable Agents, JV & Distributors
Power / Renew Distributors, Agents
Service Centers

Gets DRC's Environmental Solutions SBU Closer to the Customer
Center of Excellence for Environmental Solutions would be located in the Basque Country

DRESSER-RAND.

Market Dynamics

From 11/11/2010 Investor/Analyst presentation

- We have taken a 20 year view of markets with the following expectations:
  - Major growth in oil & gas will come from outside the US
  - National Oil Companies will become increasingly prominent in supply decisions
  - The ability to provide goods and services locally will be critical
  - Enhanced w/ GG → There will be a growing emphasis on renewables and environmentally "friendly" technologies which require high speed rotating equipment (leverage existing capabilities)

Opportunity to significantly increase the rate of profitable growth by successfully executing our long range plan

New Units - Served Industry Market (SIM)

Served Industry Market (SIM) 2010 Total SIM ~$8 billion	Served Industry Market (SIM) 2015 Total SIM ~$15 billion



From 11/11/2010 Investor/Analyst presentation

Enhanced w/ GG → Oil and Gas: Upstream, Midstream, Downstream

Enhanced w/ GG → Environmental: CHP, CAES, Biomass, Other

Other Industries

	CAGR '10-'15
Energy Infrastructure:	
Upstream	12%
Midstream	8%
Downstream	8%
Oil & Gas	10%

	CAGR '10-'15
Environmental:	
CHP	18%
CAES	NA
Biomass	10%
Other	17%

	CAGR '10-'15
Other Industries	10%
Total SIM	12%

DRESSER-RAND

Environmental Market Primary Growth Drivers

From 11/11/2010 Investor/Analyst presentation

- Rise in energy demand in emerging countries
- [Enhanced w/ GG] Distributed power generation - lack (emerging economies) or old (Western world) transmission infrastructure
- [Enhanced w/ GG] Energy security - renewable power is an indigenous power source
- [Enhanced w/ GG] Renewable mandates adopted in western countries
- Regulatory EPA ruling (Recent GHG Tailoring Rule) on mandatory permitting for CO2-emitting stationary facilities may accelerate Carbon Capture & Sequestration (CCS) projects
- [Enhanced w/ GG] Increasing energy efficiency in power generation and oil & gas facilities
- [Enhanced w/ GG] Emerging green power (e.g., Biomass, Concentrated Solar Power, Waste to Energy, Energy Storage)
- Managing greenhouse gas (GHG) emissions (i.e. CCS)

Source: Frost & Sullivan

(II) Building on D-R Core Steam Turbine Technology to Serve Adjacent Space

From 11/11/2010 Investor/Analyst presentation

- Existing Market Applications
  - Compressor drive – oil and gas
  - Pump drive – nuclear
  - Enhanced w/ GG → Distributed power generation
  - Enhanced w/ GG → Propulsion drive & power generation – military
  - Sugar mills & other industrial applications

- Adjacent Space Opportunities
  - Enhanced w/ GG → Geothermal
  - Enhanced w/ GG → Concentrated solar thermal
  - Enhanced w/ GG → Biomass / waste to energy


Environmentally-friendly distributed power generation <10MW
Order potential (GW)
~15 to 20% CAGR
12
10
8
6
4
2
0
2009
2010
2011
2012
2013
2014
2015
Source: McCoy, EIA, IEA, internal analyses

GG Alignment with DRC's Target Markets



Energy Infrastructure Markets →

Required to Serve

	Oil & Gas	Combined Heat & Power*	Bio-Mass	Concentrated Solar Thermal	Waste to Energy	Compressed Air Energy Storage	Carbon Capture & Sequestration
Turbines	DRC	Not Applicable	DRC	DRC	DRC	DRC	DRC
Compressors	DRC	Not Applicable	DRC	Not Applicable	Not Applicable	DRC	DRC
Engines	GG	GG	GG	Not Applicable	GG	Not Applicable	Not Applicable
Market Channel	DRC	GG	GG + DRC	GG	GG + DRC	DRC	DRC
Project Development	DRC	GG + DRC	GG + DRC	GG	GG + DRC	GG + DRC	DRC
Service	DRC	GG + DR	GG + DRC	GG + DRC	GG + DRC	DRC	DRC

*Combined Heat & Power – Combines Waste Heat Recovery and Distributed Power Generation technologies

GG Engine technology is complementary to Oil & Gas and GG would Significantly Augment DRC's Environmental Solutions Offerings

DRESSER-RAND.

Growth Accelerators

From 11/11/2010 Investor/Analyst presentation

- ICS business development and marinization (subsea) program
- Ramgen "supersonic" compression
- Localization and infrastructure build-out
- Gas turbine repair capability expansion
- Steam turbine flow path / efficiency program
- Enhanced w/ GG ➔ Substantive contiguous / complementary product platform acquisitions – high speed rotating equipment (not included in analysis)

By increasing CAPEX to 2.5% to 3.5% of sales and R&D to ~ $30 to $40 million per year for 2011 through 2013 sales in 2015 expected to exceed $4 billion

Summary

From 11/11/2010 Investor/Analyst presentation

- Traditional Oil & Gas markets are expected to grow at ~10% CAGR over the next 5-year period
- Enhanced w/ GG → Emerging markets in the environmental space are expected to grow faster than O&G, at approximately 15-20% CAGR
- Enhanced w/ GG → D-R's product technology platforms can be applied to serve both markets
- Enhanced w/ GG → D-R's organization re-aligned to take our technology platforms into these markets
- Additional growth opportunities will come beginning in 2012 from incremental investments

Financial Impact

Continued Focus on Operational Excellence

From 11/11/2010 Investor/Analyst presentation

Potential to Accelerate to 2014 !

	2001	2009	2015E
Revenue (in millions)	$887	$2,290	>$4000
Revenue ($/ft²)	$225	$575	>$1000
Total labor hours (in millions	3.0	4.5	>8.5
- Subcontract & outsourced hours	~zero	0.5	>3.3
Operating income (in millions)	$21	$349	>$700
EPS ($/share)	NA	$2.57	>$5

A critical success factor is continued operational discipline

DRESSER-RAND.

Cumulative Total Shareholder Return



Potential Impact of GG acquisition
Use of Excess Free Cash Flow
Buy backs, acquisitions and dividends
Accelerated case
Base case
$600
$400
$200
$0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Use excess cash and balance sheet to enhance shareholder value

DRESSER-RAND.

Indexed returns based on $100 investment on August 5, 2005 (DRC IPO date)

Proposed Deal Structure

($ in Millions)

- DRC to acquire GG for an enterprise value of €500 million (~$690)
  - Purchase 100% of the shares of GG for an expected price of ~ €376 million ($518)
  - Assume net debt of ~ €125 million ($172)
- Purchase price includes issuance of ~ $235 of DRC stock (estimated at $46.75/share) for a total of 5.0 million common shares
  - Current intention is to repurchase an equivalent number of shares as issued to the sellers to create a synthetic cash deal
- Company also intends to repurchase ~ $130 of its common stock to complete its previously authorized $200 share repurchase program
- Financing plan includes $330 term loan along with $335 cash-on-hand
- On a pro forma basis, DRC's net debt to capital is expected to increase to approximately 42% and net debt to adjusted EBITDA to 2.1X as of 12/31/10 with expectations of near term de-leveraging

Structured to be a "synthetic" cash transaction

DRESSER-RAND.

Balance Sheet Strength – Key Ratios

(Pro-forma ratios assumes GG acquisition closes as though effective as of 12/31/10)



60%
50%
40%
30%
20%
10%
0%
-10%
Net Debt to Capital
6.0
5.0
4.0
3.0
2.0
1.0
0.0
(1.0)
Net Debt to adjusted EBITDA
Potential to rapidly de-lever – ability to further accelerate growth
2004
2005
2006
2007
2008
2009
2010
Pro-forma to include GG
2010
2011
2012
2013
2014
2015
Net debt to capital
Net debt to EBITDA

Rapid rebuild of financial capacity

DRESSER-RAND

Closing Conditions / Timeline

- Closing under the Agreement is subject to various closing conditions, including receipt of a variety of regulatory approvals, licenses and clearances, which may not be satisfactorily obtained.
  - Antitrust
  - US Office of Foreign Asset Control (OFAC)
- Currently plan to close 2Q11, subject to such conditions

Summary

- Great strategic fit
  - GG offers DRC's Environmental SBU critical competencies and resources required to pull DRC product and services into bio-energy and distributed power generation and bio-mass applications
  - GG's engine business will benefit from DRC's channels to Oil and Gas and global aftermarket service infrastructure
- Very compelling financial opportunity that will benefit clients, stockholders and employees of both companies and is expected to:
  - Be immediately accretive with rapid de-leveraging
  - Generate returns in excess of our cost of capital
  - Accelerate our Long Range Plan by approximately 1 year

Transaction expected to create significant and immediate value

Appendix

DRESSER-RAND.

EBITDA Reconciliation to GAAP

($ in Millions)

	For the year ended December 31, 2010			
	Dresser-Rand	GG	Pro Forma Adjustments *	Pro Forma
(in millions)				
Adjusted EBITDA	$ 300.9	$ 64.7	$ -	$ 365.6
Less:				
Interest expense, net	33.0	16.3	14.9	64.2
Provision for income taxes	69.0	10.1	(10.8)	68.3
Depreciation and amortization	52.2	22.9	20.9	96.0
Non-recurring and other adjustments	-	(8.0)	-	(8.0)
Non-controlling interest	-	2.9	(3.0)	(0.1)
Net income	$ 146.7	$ 20.5	$ (22.1)	$ 145.1

* Pro forma adjustments for the acquisition, the share repurchase programs, and the financing transactions

DRESSER-RAND

Net Debt Reconciliation to GAAP

($ in Millions)

October 31, 2010 GG			December 31, 2010 GG		December 31, 2010 Dresser-Rand		December 31, 2010 Pro Forma Adjustments*		December 31, 2010 Pro Forma
		(in millions)							
€	164.9	Debt and capital lease obligations	$	221.8	$	370.0	$	330.0	$ 921.8
	3.0	Emission rights payable		4.1		-		-	4.1
		Less:							
	28.1	Cash and cash equivalents		43.2		420.8		(335.0)	129.0
	13.6	Short-term investments		16.4		-		-	16.4
	1.7	Receivable from owner		2.3		-		-	2.3
€	124.5	Net debt	$	164.0	$	(50.8)	$	665.0	$ 778.2

* Pro forma adjustments for the acquisition, the share repurchase programs, and the financing transactions

DRESSER-RAND

Risk Factors

We may not be able to integrate our acquisitions successfully, or achieve the expected benefits from, any future acquisitions, which could adversely affect our results.

- We have at times used acquisitions as a means of expanding our business to enhance returns and expect that we will continue to do so. If we do not successfully integrate our acquisitions, we may not realize expected operating improvements and synergies. Future acquisitions may require us to incur additional debt and contingent liabilities, which may materially and adversely affect our business, operating results and financial condition. The acquisition and integration of companies involve a number of risks, including:
  - use of available cash, new borrowings or borrowings under our restated senior secured credit facility to consummate the acquisition;
  - demands on management related to the increase in our size after an acquisition;
  - diversion of management's attention from existing operations to the integration of acquired companies;
  - integration into our existing systems and processes;
  - difficulties in the assimilation and retention of employees; and
  - potential adverse effects on our operating results.

We may not be able to maintain the levels of operating efficiency that acquired companies achieved separately.

- Successful integration of acquired operations will depend upon our ability to manage those operations and to eliminate redundant and excess costs. We may not be able to achieve the cost reductions and other benefits that we would hope to achieve from acquisitions, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Risk Factors (cont'd)

We are subject to different regulatory requirements and have different policies than GG, and as a result the scope of the GG business operated by us following the closing may be different than the historical scope of the GG business.

- GG is not currently subject to the same regulatory requirements that we are, including economic and trade sanctions by the U.S. Department of Treasury, the U.S. Foreign Corrupt Practices Act, and the U.K. Bribery Act. Our internal policies about where and how we do business are different and more restrictive than those of GG. As a result, the scope and manner of operations the acquired business following the closing will differ and will likely be narrower than the scope and manner of the conduct of GG's historical business. Such changes could have an adverse effect on future performance and financial results of operations of the GG business. Under the Share Purchase Agreement (SPA), the Company, in its sole discretion may choose not to consummate the transaction if the scope of business is required by regulatory authorities to be changed in any way that is not satisfactory to us.

The closing of the GG acquisition is subject to certain conditions and, therefore, may not be consummated on the terms or timeline currently contemplated.

- Completion of the GG acquisition is conditioned upon, among other things, receipt of approvals of or licenses from certain regulatory authorities in the United States, including the Office of Foreign Asset Controls, as well as foreign jurisdictions. Such authorities may decline to grant required approvals or licenses, or they may grant them subject to requirements or conditions not currently contemplated. If any such authority declines to grant or withdraws any required approval or license that is a condition under the SPA to the GG acquisition, or if the scope of business is required to be changed in a way that is not satisfactory to us, then the acquisition may not be consummated. While we intend to pursue vigorously all necessary approvals and licenses, and expect to obtain them, we can provide no assurance that we will do so successfully or on a timely basis or on terms satisfactory to us. Any delay in the acquisition could delay the anticipated benefits of such acquisition and result in additional transaction costs.

www.dresser-rand.com

info@dresser-rand.com

DRESSER-RAND.